UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2017
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Casella Waste Systems, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane Rutland, Vermont		05701
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (802) 775-0325
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On April 18, 2017, Casella Waste Systems, Inc. (the “Company”) entered into the First Amendment (the “Repricing Amendment”) to the Credit Agreement, dated as of October 17, 2016, among the Company, the subsidiaries of the Company identified therein and Bank of America, N.A., as administrative agent (as amended from time to time, including by the Repricing Amendment, the “Credit Agreement”). The Repricing Amendment decreased the applicable interest margin for the Company’s term loans under the Credit Agreement by 25 basis points for both LIBOR borrowings and base rate borrowings. The applicable interest margin will continue to be determined based on the Company’s net leverage ratio, as defined in the Credit Agreement, with the interest currently set at 2.75% for LIBOR borrowings (with a 1.00% LIBOR floor), and 1.75% for base rate borrowings. The Repricing Amendment also reset the period during which a prepayment premium may be required for a “Repricing Transaction” (as defined in the Credit Agreement) until six months after the effective date of the Repricing Amendment. In connection with the execution of the Repricing Amendment, the Company paid certain customary fees and expenses of Bank of America, N.A. in its capacity as administrative agent, and Merrill Lynch, Pierce Fenner & Smith Incorporated in its capacity as joint lead arranger.
The foregoing summary of the Repricing Amendment is qualified in its entirely by the complete text of the Repricing Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference as if fully set forth herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The discussion of the Repricing Amendment set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.
On April 18, 2017, the Company issued a press release announcing the execution of the Repricing Amendment. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
See Exhibit Index attached hereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Casella Waste Systems, Inc.

Date: April 18, 2017	By:	/s/ Edmond R. Coletta
Edmond R. Coletta
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1
First Amendment to Credit Agreement, dated as of April 18, 2017, by and among Casella Waste Systems, Inc., the subsidiaries of Casella Waste Systems, Inc. identified therein, the lenders party thereto and Bank of America, N.A., as administrative agent.

99.1	Press Release of Casella Waste Systems, Inc. dated April 18, 2017.